Exhibit 10.1

Revised Note agreement between the registrant and James Price, dated January 31, 2003.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY, IF ANY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.



Promissory Note

$862,127.25                                           January 31, 2003
                                                      Monkton, MD



FOR VALUE RECEIVED, Benacquista Galleries, Inc. a Nevada Corporation (the "Borrower") having its principal offices in Monkton, MD, in favor of promises to pay to James Price, an individual (the "Holder") or his registered assigns, the principal sum of $862,127.25 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate per annum equal to five percent (5.0%) computed on the basis of the actual number of days elapsed and a year of 365 days or 366 days, as the case may be.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) "Holder" shall mean the person specified in the introductory paragraph together with its permitted successors and assignees.

(b) "Note" shall mean this Promissory Note.

2. Status of Obligations; Payment Schedule

(a) Prepayment. This Note may be prepaid, in whole or in part from time to time. Prepayments in part shall be applied first to outstanding interest and second to principal.

(b) Status of Obligations. The obligations of Borrower under this Note are unsecured.

(c) Payment Schedule. The principal and interest due hereunder shall be paid in full by the Borrower no later than January 31, 2005. Such amounts shall be due, owing and payable at that time without the need for demand or presentment by the Holder.

3. Representations and Warranties and Covenants of Borrower.

Borrower hereby represents and warrants to Holder that:

(a) Due Incorporation, Qualification, etc. The Borrower

(i) is a corporation duly organized, validly existing and in good standing under the laws of Nevada,

(ii) has the power and authority to own, lease, and operate its properties and carry on its business as now conducted, and

(iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Borrower's business.

(b) Authority. The execution, delivery and performance by Borrower of the Note and the performance of its obligations hereunder

(i) are within the power of Borrower, and

(ii) have been duly authorized by all necessary actions on the part of Borrower.

(c) Enforceability. This Note is duly executed and delivered by Borrower and constitutes a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by Borrower of this Note and the performance of its obligations hereunder will not violate the Articles of Incorporation or Bylaws of the Borrower or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower, or

(ii) any provision of, or result in the breach of any instrument or contract to which it is a party.

(e) Approvals. No consent, approval, order, or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this Note or the performance of its obligations hereunder.

4. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

(a) Failure to Pay. Borrower shall fail to pay any principal or interest pursuant to Section 2(c) hereof, or

(b) Representations and Warranties. Any representation, warranty or certification made herein shall prove to have been false or misleading as of the time made in a material respect; or

(c) Voluntary Bankruptcy or Insolvency Proceeding. Borrower shall

(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,

(ii) be unable, or admit in writing its inability, to pay its debts generally as they mature,

(iii) make a general assignment for the benefit of its or any of its creditors,

(iv) be dissolved or liquidated in full or in part,

(v) commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or

(vi) take any action for the purpose of effecting any of the foregoing; or

(d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator, or custodian of Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization, or other relief with respect to Borrower or the debts thereof under any bankruptcy, insolvency, or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

5. Rights of Holder upon Default. Upon the occurrence and during the continuance of any Event of Default, Holder may, by written notice to Borrower, declare all principal and accrued and unpaid interest outstanding hereunder to be immediately due and payable without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence and during the continuance of any Event of Default described in Paragraphs 4(c) or 4(d), immediately and without notice, all outstanding amounts payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived.

6. Successors and Assigns. The rights and obligations of Borrower and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Borrower and the Holder.

8. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties set forth hereunder. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

If to the Holder:
Benacquista Galleries, Inc.
15208 Jarrettsville Pike
Monkton, Maryland 21111
(410) 303-9879
(410) 321-1799 Fax

If to the Borrower:
James Price
15208 Jarrettsville Pike
Monkton, Maryland 21111
(410) 303-9879
(410) 321-1799 Fax

9. Payment. Payment shall be made in lawful tender of the United States either in immediately available funds or by check.

10. Maximum Interest. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

11. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

12. Attorney's Fees. The prevailing party in any action under this Note shall be entitled to collect its reasonable attorney's fees from the non-prevailing party.

In witness whereof, the Borrower has caused this Note to be issued as of the date first written above.

Benacquista Galleries, Inc.


/s/ James Price

Name: James Price
Title: Chief Executive Officer